Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Basis of Presentation
Basis of presentation
The accompanying consolidated financial statements include the accounts of Pentair and all subsidiaries, both the U.S. and non-U.S, which we control. Intercompany accounts and transactions have been eliminated. Investments in companies of which we own 20% to 50% of the voting stock or have the ability to exercise significant influence over operating and financial policies of the investee are accounted for using the equity method of accounting and as a result, our share of the earnings or losses of such equity affiliates is included in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The consolidated financial statements have been prepared in United States dollars (“USD”) and in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Certain information described under Article 663-663h of the Swiss Code of Obligations has been presented in the Company’s Swiss statutory financial statements for the year ended December 31, 2012.

Fiscal Year	Fiscal year Our fiscal year ends on December 31. We report our interim quarterly periods on a 13-week basis ending on a Saturday.
Use of Estimates
Use of estimates
The preparation of our consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the amounts reported in these consolidated financial statements and accompanying notes of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates include our accounting for valuation of long-lived assets, including goodwill and indefinite lived intangible assets, percentage of completion revenue recognition, assets acquired and liabilities assumed in acquisitions and the Merger, contingent liabilities, income taxes, and pension and other post-retirement benefits. Actual results could differ from our estimates.

Revenue Recognition
Revenue recognition
Generally, we recognize revenue when it is realized or realizable and has been earned. Revenue is recognized when persuasive evidence of an arrangement exists; shipment or delivery has occurred (depending on the terms of the sale); our price to the buyer is fixed or determinable; and collectability is reasonably assured.
Generally, there is no post-shipment obligation on product sold other than warranty obligations in the normal and ordinary course of business. In the event significant post-shipment obligations were to exist, revenue recognition would be deferred until substantially all obligations were satisfied.
Percentage of completion
Revenue from certain long-term contracts is recognized over the contractual period under the percentage of completion method of accounting. Under this method, sales and gross profit are recognized as work is performed either based on the relationship between the actual costs incurred and the total estimated costs at completion (“the cost-to-cost method”) or based on efforts for measuring progress towards completion in situations in which this approach is more representative of the progress on the contract than the cost-to-cost method. Changes to the original estimates may be required during the life of the contract and such estimates are reviewed on a regular basis. Sales and gross profit are adjusted using the cumulative catch-up method for revisions in estimated total contract costs. These reviews have not resulted in adjustments that were significant to our results of operations. Estimated losses are recorded when identified. Claims against customers are recognized as revenue upon settlement.
We record costs and earnings in excess of billings on uncompleted contracts within Other current assets and billings in excess of costs and earnings on uncompleted contracts within Other current liabilities in the Consolidated Balance Sheets. Amounts included in Other current assets related to these contracts were $124.4 million and $54.7 million at December 31, 2012 and 2011, respectively. Amounts included in Other current liabilities related to these contracts were $61.1 million and $17.7 million at December 31, 2012 and 2011, respectively.
Sales returns
The right of return may exist explicitly or implicitly with our customers. Generally, our return policy allows for customer returns only upon our authorization. Goods returned must be product we continue to market and must be in salable condition. Returns of custom or modified goods are normally not allowed. At the time of sale, we reduce revenue for the estimated effect of returns. Estimated sales returns include consideration of historical sales levels, the timing and magnitude of historical sales return levels as a percent of sales, type of product, type of customer and a projection of this experience into the future.
Pricing and sales incentives
We record estimated reductions to revenue for customer programs and incentive offerings including pricing arrangements, promotions and other volume-based incentives at the later of the date revenue is recognized or the incentive is offered. Sales incentives given to our customers are recorded as a reduction of revenue unless we (1) receive an identifiable benefit for the goods or services in exchange for the consideration and (2) we can reasonably estimate the fair value of the benefit received.

The following represents a description of our pricing arrangements, promotions and other volume-based incentives:

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Pricing is established up front with our customers and we record sales at the agreed-upon net selling price. However, one of our businesses allows customers to apply for a refund of a percentage of the original purchase price if they can demonstrate sales to a qualifying original equipment manufacturer customer. At the time of sale, we estimate the anticipated refund to be paid based on historical experience and reduce sales for the probable cost of the discount. The cost of these refunds is recorded as a reduction in gross sales.

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Our primary promotional activity is what we refer to as cooperative advertising. Under our cooperative advertising programs, we agree to pay the customer a fixed percentage of sales as an allowance that may be used to advertise and promote our products. The customer is generally not required to provide evidence of the advertisement or promotion. We recognize the cost of this cooperative advertising at the time of sale. The cost of this program is recorded as a reduction in gross sales.

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Volume-based incentives involve rebates that are negotiated up front with the customer and are redeemable only if the customer achieves a specified cumulative level of sales or sales increase. Under these incentive programs, at the time of sale, we reforecast the anticipated rebate to be paid based on forecasted sales levels. These forecasts are updated at least quarterly for each customer and sales are reduced for the anticipated cost of the rebate. If the forecasted sales for a customer changes, the accrual for rebates is adjusted to reflect the new amount of rebates expected to be earned by the customer.

Shipping and Handling Costs
Shipping and handling costs
Amounts billed to customers for shipping and handling are recorded in Net sales in the accompanying Consolidated Statements of Operations and Comprehensive Income (Loss). Shipping and handling costs incurred by Pentair for the delivery of goods to customers are included in Cost of goods sold in the accompanying Consolidated Statements of Operations and Comprehensive Income (Loss).

Research and Development
Research and development
We conduct research and development (“R&D”) activities in our own facilities, which consist primarily of the development of new products, product applications and manufacturing processes. We expense R&D costs as incurred. R&D expenditures during 2012, 2011 and 2010 were $93.6 million, $78.2 million and $67.2 million, respectively.

Cash Equivalents	Cash equivalents We consider highly liquid investments with original maturities of three months or less to be cash equivalents.
Trade Receivables and Concentration of Credit Risk
Trade receivables and concentration of credit risk
We record an allowance for doubtful accounts, reducing our receivables balance to an amount we estimate is collectible from our customers. Estimates used in determining the allowance for doubtful accounts are based on current trends, aging of accounts receivable, periodic credit evaluations of our customers’ financial condition, and historical collection experience. We generally do not require collateral. No customer receivable balances exceeded 10% of total net receivable balances as of December 31, 2012 and December 31, 2011.

Inventories
Inventories
Inventories are stated at the lower of cost or market with substantially all inventories recorded using the first-in, first-out (“FIFO”) cost method and with an insignificant amount of inventories located outside the United States recorded using a moving average cost method which approximates FIFO.

Property, Plant and Equipment, Net
Property, plant and equipment, net
Property, plant and equipment is stated at historical cost. We compute depreciation by the straight-line method based on the following estimated useful lives:

Years
Land improvements	5 to 20
Buildings and leasehold improvements	5 to 50
Machinery and equipment	3 to 15

Significant improvements that add to productive capacity or extend the lives of properties are capitalized. Costs for repairs and maintenance are charged to expense as incurred. When property is retired or otherwise disposed of, the recorded cost of the assets and their related accumulated depreciation are removed from the Consolidated Balance Sheets and any related gains or losses are included in income.
We review the recoverability of long-lived assets to be held and used, such as property, plant and equipment, when events or changes in circumstances occur that indicate the carrying value of the asset or asset group may not be recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of the asset or asset group from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset or asset group, an impairment loss is recognized for the difference between estimated fair value and carrying value. Impairment losses on long-lived assets held for sale are determined in a similar manner, except that fair values are reduced for the cost to dispose of the assets. The measurement of impairment requires us to estimate future cash flows and the fair value of long-lived assets. There was no material impairment charge recorded related to long-lived assets.

Goodwill and identifiable intangible assets
Goodwill and identifiable intangible assets
Goodwill
Goodwill represents the excess of the cost of acquired businesses over the net of the fair value of identifiable tangible net assets and identifiable intangible assets purchased and liabilities assumed.
Goodwill is tested annually for impairment and is tested for impairment more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test is performed using a two-step process. In the first step, the fair value of each reporting unit is compared with the carrying amount of the reporting unit, including goodwill. If the estimated fair value is less than the carrying amount of the reporting unit there is an indication that goodwill impairment exists and a second step must be completed in order to determine the amount of the goodwill impairment, if any that should be recorded. In the second step, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation.
The fair value of each reporting unit is determined using a discounted cash flow analysis and market approach. Projecting discounted future cash flows requires us to make significant estimates regarding future revenues and expenses, projected capital expenditures, changes in working capital and the appropriate discount rate. Use of the market approach consists of comparisons to comparable publicly-traded companies that are similar in size and industry. Actual results may differ from those used in our valuations. This non-recurring fair value measurement is a “Level 3” measurement under the fair value hierarchy described below.
In developing our discounted cash flow analysis, assumptions about future revenues and expenses, capital expenditures and changes in working capital, are based on our annual operating plan and long-term business plan for each of our reporting units. These plans take into consideration numerous factors including historical experience, anticipated future economic conditions, changes in raw material prices and growth expectations for the industries and end markets we participate in. These assumptions are determined over a five year long-term planning period. The five year growth rates for revenues and operating profits vary for each reporting unit being evaluated. Revenues and operating profit beyond 2019 are projected to grow at a perpetual growth rate of 3.0%.
Discount rate assumptions for each reporting unit take into consideration our assessment of risks inherent in the future cash flows of the respective reporting unit and our weighted-average cost of capital. We utilized discount rates ranging from 12.0% to 13.0% in determining the discounted cash flows in our fair value analysis.
In estimating fair value using the market approach, we identify a group of comparable publicly-traded companies for each reporting segment that are similar in terms of size and product offering. These groups of comparable companies are used to develop multiples based on total market-based invested capital as a multiple of earnings before interest, taxes, depreciation and amortization (EBITDA). We determine our estimated values by applying these comparable EBITDA multiples to the operating results of our reporting units. The ultimate fair value of each reporting unit is determined considering the results of both valuation methods.
Impairment charge
We completed step one of our annual goodwill impairment evaluation during the fourth quarter for 2012 with each reporting unit’s fair value exceeding its carrying value. Accordingly, step two of the impairment analysis was not required for 2012.
For the year ended December 31, 2011, we recorded a pre-tax non-cash impairment charge of $200.5 million in Water & Fluid Solutions as a result of our annual goodwill impairment test. The impairment charge resulted from changes in our forecasts in light of economic conditions and continued softness in the end-markets served by residential water treatment components.
Identifiable intangible assets
Our primary identifiable intangible assets include: customer relationships, trade names and trademarks, proprietary technology, backlog and patents. Identifiable intangibles with finite lives are amortized and those identifiable intangibles with indefinite lives are not amortized. Identifiable intangible assets that are subject to amortization are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Identifiable intangible assets not subject to amortization are tested for impairment annually or more frequently if events warrant. We completed our annual impairment test during the fourth quarter for those identifiable assets not subject to amortization. As a result, an impairment charge of $60.7 million was recorded in 2012, related to trade names. These charges were recorded in Impairment of trade names and goodwill in our Consolidated Statements of Operations and Comprehensive Income (Loss). There was no impairment charge recorded in 2011 or 2010 for identifiable intangible assets.
The impairment test consists of a comparison of the fair value of the trade name with its carrying value. Fair value is measured using the relief-from-royalty method. This method assumes the trade name has value to the extent that the owner is relieved of the obligation to pay royalties for the benefits received from them. This method requires us to estimate the future revenue for the related brands, the appropriate royalty rate and the weighted average cost of capital. The non-recurring fair value measurement is a “Level 3” measurement under the fair value hierarchy described below. The impairment charge recorded in 2012 was the result of a rebranding strategy implemented in the fourth quarter of 2012.
At December 31, 2012 our goodwill and intangible assets were $7,037.8 million and represented 59% of our total assets. If we experience future declines in sales and operating profit or do not meet our operating forecasts, we may be subject to future impairments. Additionally, changes in assumptions regarding the future performance of our businesses, increases in the discount rate used to determine the discounted cash flows of our businesses or significant declines in our share price or the market as a whole could result in additional impairment indicators. Because of the significance of our goodwill and intangible assets, any future impairment of these assets could have a material adverse effect on our financial results.

Equity and Cost Method Investments
Equity and cost method investments
We have investments that are accounted for using the equity method. Our proportionate share of income or losses from investments accounted for under the equity method is recorded in the Consolidated Statements of Operations and Comprehensive Income (Loss). We write down or write off an investment and recognize a loss when events or circumstances indicate there is impairment in the investment that is other-than-temporary. This requires significant judgment, including assessment of the investees’ financial condition and in certain cases the possibility of subsequent rounds of financing, as well as the investees’ historical and projected results of operations and cash flows. If the actual outcomes for the investees are significantly different from projections, we may incur future charges for the impairment of these investments. Our investment in and loans to equity method investees was $10.3 million and $6.0 million at December 31, 2012 and December 31, 2011, respectively, net of our proportionate share of the results of their operations.
Investments for which we do not have significant influence are accounted for under the cost method. The aggregate balance of these investments was $6.9 million at December 31, 2012 and December 31, 2011.

Income Taxes
Income taxes
We use the asset and liability approach to account for income taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period when the change is enacted. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Changes in valuation allowances from period to period are included in our tax provision in the period of change. We recognize the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Environmental
Environmental
We recognize environmental clean-up liabilities on an undiscounted basis when a loss is probable and can be reasonably estimated. Such liabilities generally are not subject to insurance coverage. The cost of each environmental clean-up is estimated by engineering, financial and legal specialists based on current law. Such estimates are based primarily upon the estimated cost of investigation and remediation required and the likelihood that, where applicable, other potentially responsible parties (“PRPs”) will be able to fulfill their commitments at the sites where Pentair may be jointly and severally liable. The process of estimating environmental clean-up liabilities is complex and dependent primarily on the nature and extent of historical information and physical data relating to a contaminated site, the complexity of the site, the uncertainty as to what remedy and technology will be required and the outcome of discussions with regulatory agencies and other PRPs at multi-party sites. In future periods, new laws or regulations, advances in clean-up technologies and additional information about the ultimate clean-up remedy that is used could significantly change our estimates. Accruals for environmental liabilities are included in Other current liabilities and Other non-current liabilities in the Consolidated Balance Sheets.

Asbestos Matters
Asbestos Matters
We recognize asbestos-related liabilities on an undiscounted basis when a loss is probable and can be reasonably estimated. Certain of these liabilities are subject to insurance coverage. Our subsidiaries and numerous other companies are named as defendants in personal injury lawsuits based on alleged exposure to asbestos-containing materials. These cases typically involve product liability claims based primarily on allegations of manufacture, sale or distribution of industrial products that either contained asbestos or were attached to or used with asbestos-containing components manufactured by third-parties. The process of estimating asbestos-related liabilities and the corresponding insurance recoveries receivable is complex and dependent primarily on our historical claim experience, estimates of potential future claims, our legal strategy for resolving these claims, the availability of insurance coverage, and the solvency and creditworthiness of insurers. Accruals for asbestos-related liabilities are included in Other non-current liabilities and the estimated receivable for insurance recoveries are recorded in Other non-current assets in the Consolidated Balance Sheets.

Insurance Subsidiary
Insurance subsidiary
We insure certain general and product liability, property, workers’ compensation and automobile liability risks through our regulated wholly-owned captive insurance subsidiary, Penwald Insurance Company (“Penwald”). Reserves for policy claims are established based on actuarial projections of ultimate losses. As of December 31, 2012 and 2011, reserves for policy claims were $42.9 million ($13.3 million included in Other current liabilities and $29.6 million included in Other non-current liabilities) and $44.3 million ($13.3 million included in Other current liabilities and $31.0 million included in Other non-current liabilities), respectively.

Stock-Based Compensation
Stock-based compensation
We account for share-based compensation awards on a fair value basis. The estimated grant date fair value of each option award is recognized in income on an accelerated basis over the requisite service period (generally the vesting period). The estimated fair value of each option award is calculated using the Black-Scholes option-pricing model. From time to time, we have elected to modify the terms of the original grant. These modified grants are accounted for as a new award and measured using the fair value method, resulting in the inclusion of additional compensation expense in our Consolidated Statements of Operations and Comprehensive Income (Loss). Restricted share awards and units are recorded as compensation cost on a straight-line basis over the requisite service periods based on the market value on the date of grant.

Earnings (Loss) Per Common Share
Earnings (loss) per common share
Basic earnings (loss) per share are computed by dividing net income (loss) attributable to Pentair Ltd. by the weighted-average number of common shares outstanding. Diluted earnings (loss) per share are computed by dividing net income (loss) attributable to Pentair Ltd. by the weighted-average number of common shares outstanding including the dilutive effects of common share equivalents.

Derivative Financial Instruments
Derivative financial instruments
We recognize all derivatives, including those embedded in other contracts, as either assets or liabilities at fair value in our Consolidated Balance Sheets. If the derivative is designated and is effective as a cash-flow hedge, changes in the fair value of the derivative are recorded in Accumulated other comprehensive income (loss) (“AOCI”) as a separate component of equity in the Consolidated Balance Sheets and are recognized in the Consolidated Statements of Operations and Comprehensive Income (Loss) when the hedged item affects earnings. If the underlying hedged transaction ceases to exist or if the hedge becomes ineffective, all changes in fair value of the related derivatives that have not been settled are recognized in current earnings. For a derivative that is not designated as or does not qualify as a hedge, changes in fair value are reported in earnings immediately.
We use derivative instruments for the purpose of hedging interest rate and currency exposures, which exist as part of ongoing business operations. We do not hold or issue derivative financial instruments for trading or speculative purposes. All other contracts that contain provisions meeting the definition of a derivative also meet the requirements of and have been designated as, normal purchases or sales. Our policy is not to enter into contracts with terms that cannot be designated as normal purchases or sales. From time to time, we may enter in to short duration foreign currency contracts to hedge foreign currency risks.

Fair Value Measurements
Fair value measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value are classified using the following hierarchy, which is based upon the transparency of inputs to the valuation as of the measurement date:
Level 1: Valuation is based on observable inputs such as quoted market prices (unadjusted) for identical assets or liabilities in active markets.
Level 2: Valuation is based on inputs such as quoted market prices for similar assets or liabilities in active markets or other inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3: Valuation is based upon other unobservable inputs that are significant to the fair value measurement.
In making fair value measurements, observable market data must be used when available. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

Foreign Currency Translation
Foreign currency translation
The financial statements of subsidiaries located outside of the U.S. are measured using the local currency as the functional currency, except for certain corporate entities outside of the U.S. which are measured using USD. Assets and liabilities of these subsidiaries are translated at the rates of exchange at the balance sheet date. Income and expense items are translated at average monthly rates of exchange. The resultant translation adjustments are included in AOCI, a separate component of equity.

Discontinued Operations
Discontinued Operations
In 2010, we were notified of a product recall required by our former Tools Group (which was sold to Black and Decker Corporation in 2004 and treated as a discontinued operation). Under the terms of the sale agreement we are liable for a portion of the product recall costs. We recorded a liability of $3.2 million ($2.0 million net of tax) in 2010 representing our estimate of the potential cost for products sold prior to the date of sale of the Tools Group associated with this recall. In addition, we received the remaining escrow balances from our sale of Lincoln Industrial of $0.5 million, and we reversed tax reserves of $1.0 million due to the expiration of various statues of limitations.

New accounting standards
New accounting standards
In May 2011, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance to improve the consistency of fair value measurement and disclosure requirements between GAAP and International Financial Reporting Standards. The provisions of this guidance change certain of the fair value principles related to the highest and best use premise, the consideration of blockage factors and other premiums and discounts, and the measurement of financial instruments held in a portfolio and instruments classified within equity. Further, the guidance provides additional disclosure requirements surrounding Level 3 fair value measurements, the uses of nonfinancial assets in certain circumstances and identification of the level in the fair value hierarchy used for assets and liabilities which are not recorded at fair value, but where fair value is disclosed. This guidance was effective for fiscal years and interim periods beginning after December 15, 2011. The adoption of this guidance did not have a material impact on our financial condition or results of operations.
In June 2011, the FASB issued authoritative guidance surrounding the presentation of comprehensive income, with an objective of increasing the prominence of items reported in Other Comprehensive Income (“OCI”). This guidance provides entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance, other than certain provisions pertaining to the reclassification of items out of OCI that were deferred, was effective for fiscal years and interim periods beginning after December 15, 2011. We adopted this guidance as of January 1, 2012, and have presented total comprehensive income (loss) in our Consolidated Statements of Operations and Comprehensive Income (Loss).
In September 2011, the FASB issued an amendment to an existing accounting standard, which provides entities an option to perform a qualitative assessment to determine whether further impairment testing on goodwill is necessary. Specifically, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The adoption of this guidance did not impact our financial condition or results of operations.
In September 2011, the FASB issued authoritative guidance which expanded and enhanced the existing disclosure requirements related to multi-employer pension and other postretirement benefit plans. The amendments require additional quantitative and qualitative disclosures to provide more detailed information regarding these plans including: the significant multi-employer plans in which we participate, the level of our participation and contributions with respect to such plans, the financial health of such plans and an indication of funded status. These disclosures are intended to provide users of financial statements with a better understanding of the employer’s involvement in multi-employer benefit plans. The disclosure provisions of the guidance were adopted concurrent with the pension disclosures associated with our annual valuation process during the fourth quarter of 2012. We concluded that our participation in any individual multi-employer plan was not significant.
In July 2012, the FASB issued an amendment to an existing accounting standard, which provides entities an option to perform a qualitative assessment to determine whether further impairment testing on indefinite-lived intangible assets is necessary. Specifically, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative impairment test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of an indefinite-lived intangible asset is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. This guidance is effective for annual and interim indefinite-lived intangible asset impairment tests performed for fiscal years beginning after September 15, 2012, and early adoption is permitted. We believe that the adoption of this guidance will not have a material impact on our financial condition or results of operations.
In February 2013, the FASB issued authoritative guidance surrounding the presentation of items reclassified from OCI to net income. This guidance requires entities to disclose, either in the notes to the consolidated financial statements or parenthetically on the face of the statement that reports comprehensive income, items reclassified out of AOCI and into net income in their entirety and the effect of the reclassification on each affected net income line item. In addition, for AOCI reclassification items that are not reclassified in their entirety into net income, a cross reference to other required GAAP disclosures is required. This guidance is effective for fiscal years and interim periods beginning after December 15, 2012. We believe that the adoption of this guidance will not have a material impact on our financial condition or results of operations.